UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2009

Microtune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31029-40	75-2883117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 10th Street, Plano, Texas	75074
(Address of principal executive offices)	(Zip Code)

(972) 673-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

2009 Annual Meeting of Stockholders

At the 2009 annual meeting of stockholders (the “Annual Meeting”) of Microtune, Inc., a Delaware corporation (the “Company”), held on April 24, 2009, the Company’s stockholders approved proposals to:

(i) amend and restate the Amended and Restated Microtune, Inc. 2000 Stock Plan (the “2000 Stock Plan”) to increase the number of shares of common stock that may be issued under the 2000 Stock Plan by 2,000,000 shares from 11,054,496 shares to 13,054,496 shares and to make certain technical revisions and improvements to the 2000 Stock Plan;

(ii) amend and restate the Amended and Restated Microtune, Inc. 2000 Director Option Plan (the “2000 Director Plan”) to change the form of equity awards under the plan from awards of nonstatutory stock options to awards of restricted stock units, to make certain technical revisions and improvements to the plan and to rename the 2000 Director Plan as the Amended and Restated Microtune, Inc. 2000 Director Stock Plan (the “2000 Director Stock Plan”); and

(iii) ratify the amendment and restatement of the Amended and Restated Microtune, Inc. 2000 Employee Stock Purchase Plan (the “2000 ESPP”) to increase the number of shares of common stock that may be issued under the 2000 ESPP by 600,000 shares from 2,180,000 shares to 2,780,000 shares.

Summaries of the material terms of the 2000 Stock Plan, the 2000 Director Stock Plan and the 2000 ESPP (which reflect the amendments approved at the Annual Meeting) can be found in the Company’s Definitive Proxy Statement on Schedule 14A, filed on March 12, 2009 (the “Proxy Statement”), and such summaries are incorporated by reference herein. Copies of the 2000 Stock Plan, the 2000 Director Stock Plan and the 2000 ESPP (which reflect the amendments approved at the Annual Meeting) have been filed as Appendices 1, 2 and 3, respectively, to the Proxy Statement and are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Amendment and Restatement of Incentive Plans

The information set forth under Item 1.01 above regarding the 2000 Stock Plan, the 2000 Director Stock Plan and the 2000 ESPP is incorporated herein by reference.

Item 8.01	Other Events.

2009 Annual Meeting of Stockholders

On April 24, 2009, the Company held its Annual Meeting. There were 43,552,296 shares represented in person or by valid proxies, constituting 84% of the 52,082,021 shares outstanding on the record date of March 2, 2009. The stockholders approved all five of the proposals submitted by the Company for consideration at the Annual Meeting. With regard to the proposals offered for consideration, the following votes were cast:

Proposal 1: Election of Directors

At the Annual Meeting, stockholders voted on the election of directors. Each of the Company’s nine directors was nominated for election. As a result of the election, Messrs. Ciciora, Clardy, Craddock, Fontaine, LeVecchio, Marren, Schueppert, Tai, and White were duly elected as directors of the Company to serve until the 2010 annual meeting of stockholders. The results of the voting were as follows:

Nominee	For	% of Voting	% of Outstanding	Withheld	% of Voting Withheld	% of Outstanding Withheld
Walter S. Ciciora	41,783,509	95.94%	80.23%	1,768,787	4.06%	3.40%
James H. Clardy	41,827,641	96.05%	80.31%	1,724,655	3.95%	3.31%
Steven Craddock	37,493,723	86.09%	71.99%	6,058,573	13.91%	11.63%
James A. Fontaine	42,169,625	96.83%	80.97%	1,382,671	3.17%	2.65%
Anthony J. LeVecchio	37,480,697	86.06%	71.96%	6,071,599	13.94%	11.66%
Bernard T. Marren	41,864,461	96.13%	80.38%	1,687,835	3.87%	3.24%
Michael T. Schueppert	42,218,981	96.94%	81.06%	1,333,315	3.06%	2.56%
William P. Tai	41,801,757	95.99%	80.26%	1,750,539	4.01%	3.36%
A. Travis White	37,527,600	86.17%	72.05%	6,024,696	13.83%	11.57%

Proposal 2: Approval of the Amendment and Restatement of the 2000 Stock Plan to Increase the Number of Shares That May Be Issued Under the 2000 Stock Plan and to Make Certain Technical Revisions and Improvements to the 2000 Stock Plan

At the Annual Meeting, stockholders voted on a proposal to amend and restate the 2000 Stock Plan to increase the number of shares of common stock that may be issued under the 2000 Stock Plan by 2,000,000 shares from 11,054,496 shares to 13,054,496 shares and to make certain technical revisions and improvements to the 2000 Stock Plan. The results of the voting were as follows:

	Shares	% of Voting	% of Outstanding
For	23,500,291	74.75%	45.12%
Against	7,933,688	25.23%	15.23%
Abstain	3,337	0.01%	0.00%
Broker Non-Vote	12,114,980	N/A	N/A

Proposal 3: Approval of the Amendment and Restatement of the 2000 Director Plan to Change the Form of Equity Awards under the Plan from Awards of Nonstatutory Stock Options to Awards of Restricted Stock Units and to Make Certain Technical Revisions and Improvements to the 2000 Director Plan

At the Annual Meeting, stockholders voted on a proposal to amend and restate the 2000 Director Plan to change the form of equity awards under the plan from awards of nonstatutory stock options to awards of restricted stock units, to make certain technical revisions and improvements to the plan and to rename the 2000 Director Plan as the Amended and Restated Microtune, Inc. 2000 Director Stock Plan. The results of the voting were as follows:

	Shares	% of Voting	% of Outstanding
For	27,109,582	86.23%	52.05%
Against	4,322,865	13.75%	8.30%
Abstain	4,869	0.01%	0.00%
Broker Non-Vote	12,114,980	N/A	N/A

Proposal 4: Ratification of the Amendment and Restatement of the 2000 ESPP to Increase the Number of Shares That May Be Issued Under the 2000 ESPP and to Make Certain Technical Revisions and Improvements to the 2000 ESPP

At the Annual Meeting, stockholders voted on a proposal to ratify the amendment and restatement of the 2000 ESPP to increase the number of shares of common stock that may be issued under the 2000 ESPP by 600,000 shares from 2,180,000 shares to 2,780,000 shares. The results of the voting were as follows:

	Shares	% of Voting	% of Outstanding
For	29,909,489	95.14%	57.42%
Against	1,522,790	4.84%	2.92%
Abstain	5,037	0.01%	0.00%
Broker Non-Vote	12,114,980	N/A	N/A

Proposal 5: Ratification of Appointment of Independent Auditors

At the Annual Meeting, stockholders voted on a proposal to ratify the appointment of KPMG LLP as the Company’s independent auditor for the fiscal year ending December 31, 2009. The results of the voting were as follows:

	Shares	% of Voting	% of Outstanding
For	38,358,257	88.07%	73.64%
Against	5,144,536	11.81%	9.87
Abstain	49,503	0.11%	0.09%

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1(1)	Amended and Restated Microtune, Inc. 2000 Stock Plan.

10.2(1)	Amended and Restated Microtune, Inc. 2000 Director Stock Plan.

10.3(1)	Amended and Restated Microtune, Inc. 2000 Employee Stock Purchase Plan.

(1)	Incorporated by reference to the Registrant’s Definitive Proxy Statement on Schedule 14A filed on March 12, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROTUNE, INC.

Date: April 27, 2009	By:	/s/ Jeffrey A. Kupp
Jeffrey A. Kupp
Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

10.1(1)	Amended and Restated Microtune, Inc. 2000 Stock Plan.

10.2(1)	Amended and Restated Microtune, Inc. 2000 Director Stock Plan.

10.3(1)	Amended and Restated Microtune, Inc. 2000 Employee Stock Purchase Plan.

(1)	Incorporated by reference to the Registrant’s Definitive Proxy Statement on Schedule 14A filed on March 12, 2009.